UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 13, 2005

ARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16631	58-2588724

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30174

Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(678) 473-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
SIGNATURES
EX-99.1 SLIDES FROM PRESENTATION AT THE SEVENTH ANNUAL NEEDHAM GROWTH CONFERENCE

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

     Attached as Exhibit 99.1 to this filing are copies of the slides that the Company used at a presentation at the Seventh Annual Needham Growth Conference. These slides include updated information about a completed fiscal period and other information that may be deemed material.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Slides from presentation at the Seventh Annual Needham Growth Conference

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ Lawrence A. Margolis
Lawrence A. Margolis,
Executive Vice President

Dated: January 13, 2005